Vanguard Growth and Income Fund

Supplement to the Prospectus and Summary Prospectus Dated January 27, 2014

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisors”:

Portfolio Managers

Anne Dinning, Ph.D., Managing Director and Chief Investment Officer of DESIM. She has managed a portion of the Fund since 2013 (co-managed since August 2014).

Philip Kearns, Ph.D., Managing Director of DESIM. He has co-managed a portion of the Fund since August 2014.

Hal W. Reynolds, CFA, Chief Investment Officer and Principal of Los Angeles Capital. He has co-managed a portion of the Fund since 2011.

Thomas D. Stevens, CFA, Chairman and Principal of Los Angeles Capital. He has co-managed a portion of the Fund since 2011.

James D. Troyer, CFA, Principal of Vanguard. He has managed a portion of the Fund since 2011 (co-managed since 2012).

James P. Stetler, Principal of Vanguard. He has co-managed a portion of the Fund since 2012.

Michael R. Roach, CFA, Portfolio Manager at Vanguard. He has co-managed a portion of the Fund since 2012.

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Prospectus Text Changes

The following replaces similar text regarding the managers primarily responsible for the day-to-day management of the Fund in the Investment Advisors section:

Anne Dinning, Ph.D., Managing Director and Chief Investment Officer of DESIM. She has worked in investment management since 1990, has managed investment portfolios since 1994, and has managed a portion of the Fund since 2013 (co-managed since August 2014). Education: B.S., University of Washington; Ph.D., New York University Courant Institute of Mathematical Sciences.

Philip Kearns, Ph.D., Managing Director of DESIM. He has worked in investment management since 1993, has managed investment portfolios since 1998, and has co-managed a portion of the Fund since August 2014. Education: B.Ec., Australian National University; M.S. and Ph.D., University of Rochester.

Hal W. Reynolds, CFA, Chief Investment Officer and Principal of Los Angeles Capital. He has worked in investment management since 1982, has managed investment portfolios since 1998, has been with Los Angeles Capital since the firm’s inception in 2002, and has co-managed a portion of the Fund since 2011. Education: B.A., University of Virginia; M.B.A., University of Pittsburgh.

Thomas D. Stevens, CFA, Chairman and Principal of Los Angeles Capital. He has worked in investment management and managed investment portfolios since 1976, has been with Los Angeles Capital since the firm’s inception in 2002, and has co-managed a portion of the Fund since 2011. Education: B.B.A. and M.B.A., University of Wisconsin.

James D. Troyer, CFA, Principal of Vanguard. He has managed investment portfolios since 1986, has been with Vanguard since 1989, and has managed a portion of the Fund since 2011 (co-managed since 2012). Education: A.B., Occidental College.

James P. Stetler, Principal of Vanguard. He has been with Vanguard since 1982, has worked in investment management since 1996, has managed investment portfolios since 2003, and has co-managed a portion of the Fund since 2012. Education: B.S., Susquehanna University; M.B.A., Saint Joseph’s University.

Michael R. Roach, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 1998, has worked in investment management since 2001, and has co-managed a portion of the Fund since 2012. Education: B.S., Bloomsburg University; M.S., Drexel University.

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© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 93 082014

Vanguard Quantitative Funds

Supplement to the Statement of Additional Information Dated January 27, 2014

Statement of Additional Information Text Changes for Vanguard Growth and Income Fund

In the Investment Advisory Services section, the following text replaces similar text beginning on page B-37:

A. D. E. Shaw Investment Management, L.L.C. (DESIM)

DESIM is a privately owned investment management firm headquartered in New York City. It is a wholly owned subsidiary of D. E. Shaw & Co., L.P., a global investment and technology development firm that was established in 1988.

1. Other Accounts Managed

Anne Dinning co-manages a portion of Vanguard Growth and Income Fund; as of September 30, 2013, the Fund held assets of $5.0 billion. As of September 30, 2013, Dr. Dinning also managed 8 other pooled investment vehicles with total assets of $1.9 billion (advisory fees based on account performance for 7 of these accounts with total assets of $1.0 billion) and 20 other accounts with total assets of $5.3 billion (advisory fees based on account performance for 6 of these accounts with total assets of $2.3 billion).

Philip Kearns co-manages a portion of Vanguard Growth and Income Fund; as of September 30, 2013, the Fund held assets of $5.0 billion. As of June 30, 2014, Dr. Kearns also managed 1 other registered investment company with total assets of $97.0 million (advisory fee not based on account performance), 9 other pooled investment vehicles with total assets of $2.5 billion (advisory fees based on account performance for 7 of these accounts with total assets of $1.1 billion), and 15 other accounts with total assets of $5.3 billion (advisory fees based on account performance for 6 of these accounts with total assets of $2.7 billion).

2. Material Conflicts of Interest

DESIM manages portfolios for a number of clients (including both managed accounts and pooled investment vehicles) on its benchmark-relative structured equity (“Structured Equity”) platform. In addition, DESIM and other entities within the D. E. Shaw group manage a variety of investment vehicles with investment objectives different from the portfolios managed by DESIM on its Structured Equity platform. DESIM and its affiliates may employ, for their own account and/or for accounts of clients other than the Fund, investment systems, methods, tools, techniques, or strategies similar to or different from those employed by DESIM for the Fund (such activities, collectively, “Other Management Activities”). DESIM and its affiliates may also pursue investment opportunities, engage or hold interests in businesses of any nature, or render services of any kind to any other business, venture, or client (such activities, collectively, “Other Business Activities”). DESIM is not required to offer its Other Business Activities to the Fund.

In the normal course of its business activities, DESIM and its affiliates may face a variety of conflicts of interest, including those related to its Other Management Activities and Other Business Activities. For example, any current or future Other Management Activity or Other Business Activity could compete with the Fund for the purchase or sale of investments and could take positions opposite to or different from those taken for the Fund. To the extent permitted by applicable law, DESIM or its affiliates may effect “cross transactions” between client accounts in which one client will purchase securities held by another client. In addition, DESIM may be restricted by D. E. Shaw group policy, applicable law, or other considerations from purchasing or selling for the Fund the securities of issuers in which affiliates of DESIM are or may in the future be invested, or with which employees of such affiliates are commercially or professionally involved.

Although DESIM personnel expect to devote a certain amount of time and effort to the business and affairs of the Fund, such personnel will also devote a substantial (and probably greater) amount of working time and effort to DESIM’s Other Management Activities or Other Business Activities. These other activities may require substantial commitments of time and resources by such personnel. DESIM has established a variety of restrictions, procedures, and disclosures designed to address potential conflicts between or among the interests of its clients and the interests of itself and/or its affiliates. DESIM has also designed its automated trading systems, through which the overwhelming majority of trading activity on behalf of clients is routed, with the intent that trades are allocated over time among DESIM’s clients in a fair and equitable manner. In addition, the D. E. Shaw group’s Compliance department creates and implements various internal policies and procedures, including monitoring of outside business interests, monitoring trading in employees’ personal accounts, and maintaining a list of restricted securities. When conflicts of interest do arise, the D.E. Shaw group aims to address them in compliance with all legal requirements and such restrictions, procedures, and disclosures, as applicable.

3. Description of Compensation

The total compensation of each named portfolio manager is structured as a base draw and a calendar year-end bonus. The base draw is generally fixed as of the beginning of each year, and the bonus amount is determined shortly after year-end. The year-end bonus typically accounts for the majority of each portfolio manager’s total compensation and varies from year to year to a much greater degree than the base draw. The amount of the year-end bonus is based on the overall financial performance of the D. E. Shaw group. For Dr. Kearns, the amount of the year-end bonus is also based on the financial performance of the particular investment strategy (or strategies) whose execution he oversees.The payment of any such year-end bonus is subject to various conditions and the amount may be zero under certain circumstances.

In addition, a portion of the year-end bonus is subject to mandatory deferral in accordance with the firm’s deferred compensation plan, generally vesting in equal portions over a three-year period. The amount of each portfolio manager’s compensation deferred in any year varies with total compensation but is generally a significant portion of the year-end bonus. In accordance with the terms of the deferred compensation applicable to the portfolio managers, participants in the plan who voluntarily elect to leave the firm (other than in connection with retirement) will generally forfeit significant portions of any unvested deferred compensation; thus, the portfolio managers have an economic incentive to remain with the firm.

4. Ownership of Securities

As of September 30, 2013, Dr. Dinning did not own any shares of Vanguard Growth and Income Fund. As of June 30, 2014, Dr. Kearns did not own any shares of Vanguard Growth and Income Fund.

© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 93A 082014